                                                                    Exhibit 10.9


           SECOND AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT

                               November 19, 1999

          Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), by and among Vencor, Inc., a Delaware corporation ("Vencor"), and Vencor Operating, Inc., a Delaware corporation ("Vencor Opco"), each as debtor and debtor-in-possession, and each of Vencor's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary, Vencor and Vencor Opco individually referred to herein as a "Borrower" and, collectively, on a joint and several basis, as the "Borrowers"); the Lenders listed on the signature pages thereof; and Morgan Guaranty Trust Company of New York, as arranger, collateral agent and administrative agent (in such capacity, "Administrative Agent") for the Lenders, and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement.

          The Borrowers and the undersigned Lenders hereby agree to amend the DIP Credit Agreement as follows:

          1. Section 1.01 of the DIP Credit Agreement is hereby amended by inserting therein the following definitions in alphabetical order:

          "Dixfield Note" means a promissory note issued by the purchaser of the Dixfield Property in the principal amount of $197,500, which promissory note shall bear interest at the rate of 9.0% per annum, shall mature and be due and payable in full not later than one year from the date of issuance thereof and shall be in the form delivered to the Administrative Agent in connection with the execution of the Second Amendment, with no modifications thereto which are deemed material by the Administrative Agent other than those approved by Required Lenders.

          "Dixfield Property" means the land and related improvements owned by Vencor Nursing Centers East, LLC at 100 Weld Street, Dixfield, Maine.

          "Government Settlement Term Sheet" means the term sheet
     contained in Schedule 14.
                  -----------

          "Second Amendment" means that certain Second Amendment to Debtor-In-Possession Credit Agreement dated as of November 19, 1999, by and among the Borrowers, the Collateral Agent, the Administrative Agent and the Lenders party thereto.

          2. Section 1.01 of the DIP Credit Agreement is hereby further amended by adding at the end of the definition of "Net Cash Proceeds" contained therein the following sentence:

     "Anything contained herein to the contrary notwithstanding, (i) the Borrowers shall be deemed to receive Net Cash Proceeds from the sale of the Dixfield Property in the principal amount of the Dixfield Note at the time of such sale (and the amount of such Net Cash Proceeds shall be applied as Net Cash Proceeds from an Asset Sale of a Property Held For Sale in accordance with Section 2.08(a)), and (ii) no payments on the Dixfeld Note thereafter received by any of the Borrowers shall be deemed Net Cash Proceeds hereunder."

          3. Section 5.10 of the DIP Credit Agreement is hereby amended by deleting the reference contained therein to "three months" and substituting therefor "four months".

          4. Section 5.13 of the DIP Credit Agreement is hereby amended by deleting it in its entirety therefrom.

          5. Section 7.03(b) of the DIP Credit Agreement is hereby amended by adding at the end thereof the following sentence:

     "Anything contained herein to the contrary notwithstanding, the Borrowers may receive a portion of the consideration for the sale of the Dixfield Property in the form of the Dixfield Note, provided that (i) the Dixfield Note shall be pledged pursuant to
     --------
     the Collateral Documents promptly after the issuance thereof, and delivered to the Collateral Agent with appropriate instruments of transfer relating thereto, and (ii) the obligations of the issuer of the Dixfield Note shall be secured by a mortgage on such issuer's interest in the Dixfield Property in favor of Vencor Nursing Centers East, LLC."

          6. Section 8.01 of the DIP Credit Agreement is hereby amended by adding "or" at the end of subdivision (p) thereof and adding immediately after subdivision (p) a new subdivision (q) as follows:

     "(q) the disputes with the United States with respect to Medicare and/or under the False Claims Act shall be settled on terms less favorable (in any respect deemed material by Determining Lenders) with respect to the interests of the Borrowers or the Lenders than the terms set forth in the Government Settlement Term Sheet; or the United States shall assert against any of the Borrowers or any Subsidiary Guarantor any claim deemed material by Determining Lenders other than those claims which are described in paragraphs 2.a and 2.b of the Government Settlement Term Sheet;"

          7.   The DIP Credit Agreement is hereby amended by adding a new
Schedule 14 thereto in the form of Annex A attached hereto.
-----------

          The amendment to Section 5.13 of the DIP Credit Agreement contained in numbered paragraph 4 above shall not be deemed or construed in any respect as a determination by the Lenders or Determining Lenders that the terms set forth in the Government Settlement Term Sheet represent a settlement of the claims of the United States against the Borrowers and Subsidiary Guarantor which is or would be satisfactory in form or substance to the Lenders or Determining Lenders.

          The undersigned Lenders hereby also approve, pursuant to Section 7.03(b)(i) of the DIP Credit Agreement, the Asset Sale or Asset Sales of any equipment and related items used in connection with the Borrowers' in-patient and out-patient respiratory care services provided at third-party acute care hospitals; provided, that (i) the consideration received from such Asset Sale or
           --------
Asset Sales shall be in an amount at least equal to the fair market value of the property sold, which shall not exceed $255,000, (ii) such property shall be sold solely for cash consideration, and (iii) the Borrowers shall comply with all applicable provisions of the DIP Credit Agreement with respect to such Asset Sale or Asset Sales.

          On and after the Second Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended by this Second Amendment to Debtor-In-Possession Credit Agreement (this "Amendment"; the DIP Credit Agreement, as so amended, being the "Amended Agreement"). Except as specifically amended by this Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the DIP Credit Agreement or any of such other Financing Documents, and nothing in this Amendment shall be deemed to constitute approval by any Lender of any Asset Sale not expressly approved herein.

          In order to induce Lenders to enter into this Amendment, each Borrower, by its execution of a counterpart of this Amendment, represents and warrants that (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or constitute a default under, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or of any agreement or other instrument binding upon it or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official (except for the Court and such as shall have been made at or before the time required and shall be in full force and effect on and after the date when made), (e) this Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such

Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, (f) for purposes of the Borrowing Order (i) this Amendment constitutes a non-material modification of the DIP Credit Agreement and the Financing Documents, and (ii) notice of this Amendment has been given to and received by counsel to the Committee (as defined in the Borrowing Order), (g) after giving effect to this Amendment, the representations and warranties contained in Article 4 of the DIP Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (h) after giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective (the date of such effectiveness being the "Second Amendment Effective Date") upon satisfaction of the following conditions: (i) the Borrowers and Required Lenders shall have executed counterparts of this Amendment, and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof; and (ii) the Administrative Agent shall have received from the Borrowers an amendment fee in the aggregate amount of $200,000 for ratable distribution on the Second Amendment Effective Date to each Lender that has executed and delivered this Amendment on or prior to November 29, 1999 according to the ratio of (x) the Commitment of such executing Lender to (y) the aggregate Commitments of all such executing Lenders. Anything contained herein to the contrary notwithstanding, the amendments to Section 5.13 and Section 8.01 of the DIP Credit Agreement set forth in numbered paragraphs 4 and 6 above shall become effective only upon satisfaction of the conditions set forth in the immediately preceding sentence and the execution and delivery of a counterpart hereof by the Borrowers and Determining Lenders

          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                  [Remainder of page intentionally left blank]

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

BORROWERS:
               Advanced Infusion Systems, Inc.
               American X-Rays, Inc.
               C.P.C. of Louisiana, Inc.
               Community Behavioral Health System, Inc.
               Community Psychiatric Centers of Arkansas, Inc.
               Community Psychiatric Centers of California
               Community Psychiatric Centers of Florida, Inc.
               Community Psychiatric Centers of Idaho, Inc.
               Community Psychiatric Centers of Indiana, Inc.
               Community Psychiatric Centers of Kansas, Inc.
               Community Psychiatric Centers of Mississippi, Inc. Community Psychiatric Centers of Missouri, Inc.
               Community Psychiatric Centers of North Carolina, Inc. Community Psychiatric Centers of Oklahoma, Inc.
               Community Psychiatric Centers of Utah, Inc.
               Community Psychiatric Centers Properties Incorporated Community Psychiatric Centers Properties of Oklahoma, Inc. Community Psychiatric Centers Properties of Texas, Inc. Community Psychiatric Centers Properties of Utah, Inc. Courtland Gardens Health Center, Inc.
               CPC Investment Corp.
               CPC Managed Care Health Services, Inc.
               CPC of Georgia, Inc.
               CPC Properties of Arkansas, Inc.
               CPC Properties of Illinois, Inc.
               CPC Properties of Indiana, Inc.
               CPC Properties of Kansas, Inc.
               CPC Properties of Louisiana, Inc.
               CPC Properties of Mississippi, Inc.
               CPC Properties of Missouri, Inc.
               CPC Properties of North Carolina, Inc.
               First Rehab, Inc.
               Florida Hospital Properties, Inc.
               Health Care Holdings, Inc.
               Health Care Technology, Inc.
               Helian ASC of Northridge, Inc.
               Helian Health Group, Inc.
               Helian Recovery Corporation
               Homestead Health Center, Inc.
               Horizon Healthcare Services, Inc.
               Interamericana Health Care Group

               J.B. Thomas Hospital, Inc.
               Lafayette Health Care Center, Inc.
               MedEquities, Inc.
               Medisave of Tennessee, Inc.
               Medisave Pharmacies, Inc.
               Old Orchard Hospital, Inc.
               Palo Alto Surgecenter Corporation
               Peachtree-Parkwood Hospital, Inc.
               PersonaCare, Inc.
               PersonaCare Living Center of Clearwater, Inc.
               PersonaCare of Bradenton, Inc.
               PersonaCare of Clearwater, Inc.
               PersonaCare of Connecticut, Inc.
               PersonaCare of Georgia, Inc.
               PersonaCare of Huntsville, Inc.
               PersonaCare of Little Rock, Inc.
               PersonaCare of Ohio, Inc.
               PersonaCare of Owensboro, Inc.
               PersonaCare of Pennsylvania, Inc.
               PersonaCare of Pompano East, Inc.
               PersonaCare of Pompano West, Inc.
               PersonaCare of Reading, Inc.
               PersonaCare of San Antonio, Inc.
               PersonaCare of San Pedro, Inc.
               PersonaCare of Shreveport, Inc.
               PersonaCare of St. Petersburg, Inc.
               PersonaCare of Warner Robbins, Inc.
               PersonaCare of Wisconsin, Inc.
               PersonaCare Properties, Inc.
               ProData Systems, Inc.
               Recovery Inns of America, Inc.
               Respiratory Care Services, Inc.
               Stamford Health Facilities, Inc.
               THC-Chicago, Inc.
               THC-Hollywood, Inc.
               THC-Houston, Inc.
               THC-Minneapolis, Inc.
               THC-North Shore, Inc.
               THC-Orange County, Inc.
               THC-San Diego, Inc.
               THC-Seattle, Inc.
               TheraTx Healthcare Management, Inc.
               TheraTx Health Services, Inc.
               TheraTx Management Services, Inc.
               TheraTx Medical Supplies, Inc.
               TheraTx Rehabilitation Services, Inc.
               TheraTx Staffing, Inc.

               Transitional Hospitals Corporation, a Delaware Corporation Transitional Hospitals Corporation, a Nevada Corporation Transitional Hospitals Corporation of Indiana, Inc. Transitional Hospitals Corporation of Louisiana, Inc. Transitional Hospitals Corporation of Michigan, Inc. Transitional Hospitals Corporation of Nevada, Inc. Transitional Hospitals Corporation of New Mexico, Inc. Transitional Hospitals Corporation of Tampa, Inc. Transitional Hospitals Corporation of Texas, Inc. Transitional Hospitals Corporation of Wisconsin, Inc. Tucker Nursing Center, Inc.
               Tunstall Enterprises, Inc.
               VC-OIA, Inc.
               VC-TOHC, Inc.
               VC-WM, Inc.
               Vencare, Inc.
               Vencare Rehab Services, Inc.
               Vencor Facility Services, Inc.
               Vencor Holdings, L.L.C.
               Vencor Home Care Services, Inc.
               Vencor Hospice, Inc.
               Vencor Hospitals East, L.L.C.
               Vencor Hospitals West, L.L.C.
               Vencor, Inc.
               Vencor Insurance Holdings, Inc.
               Vencor Investment Company
               Vencor Nevada, L.L.C.
               Vencor Nursing Centers East, L.L.C.
               Vencor Nursing Centers Central L.L.C.
               Vencor Nursing Centers North, L.L.C.
               Vencor Nursing Centers South, L.L.C.
               Vencor Nursing Centers West, L.L.C.
               Vencor Operating, Inc.
               Vencor Pediatric Care, Inc.
               Vencor Provider Network, Inc.
               Ventech Systems, Inc.

               By: Vencor Operating, Inc., as agent and attorney-in-
                      fact for each of the foregoing entities

                      By: /s/ Richard A. Schweinhart
                          --------------------------
                      Name: Richard A. Schweinhart
                      Title: Chief Financial Officer

               Stamford Health Associates, L.P.

               By: Stamford Health Facilities, Inc., Its General
                    Partner

                    By: /s/ Richard A. Schweinhart
                        --------------------------
                    Name: Richard A. Schweinhart
                    Title: Chief Financial Officer


               Vencor Home Care and Hospice Indiana Partnership

               By: Vencor Home Care Services, Inc., Its General
                    Partner

                    By: /s/ Richard A. Schweinhart
                        --------------------------
                    Name: Richard A. Schweinhart
                    Title: Chief Financial Officer

               By: Vencor Hospice, Inc., Its General Partner

                     By: /s/ Richard A. Schweinhart
                         --------------------------
                     Name: Richard A. Schweinhart
                     Title: Chief Financial Officer


               Vencor Hospitals Limited Partnership

               By: Vencor Operating, Inc., Its General Partner

                     By: /s/ Richard A. Schweinhart
                         --------------------------
                     Name: Richard A. Schweinhart
                     Title: Chief Financial Officer

               By: Vencor Nursing Centers Limited Partnership,
                    Its General Partner

                   By: Vencor Operating, Inc., Its General
                       Partner

                    By: /s/ Richard A. Schweinhart
                        --------------------------
                    Name: Richard A. Schweinhart
                    Title: Chief Financial Officer

               Vencor Nursing Centers Central Limited
                Partnership

               By: Vencor Operating, Inc., Its General Partner

                    By: /s/ Richard A. Schweinhart
                        --------------------------
                    Name: Richard A. Schweinhart
                    Title: Chief Financial Officer

               By: Vencor Nursing Centers Limited Partnership,
                    Its General Partner

                   By: Vencor Operating, Inc., Its General
                       Partner

                    By:/s/ Richard A. Schweinhart
                       --------------------------
                    Name: Richard A. Schweinhart
                    Title: Chief Financial Officer


               Vencor Nursing Centers Limited Partnership

               By: Vencor Operating, Inc., Its General Partner

                   By: /s/ Richard A. Schweinhart
                       --------------------------
                   Name: Richard A. Schweinhart
                   Title: Chief Financial Officer

               By: Vencor Hospitals Limited Partnership, Its
                    General Partner

                   By: Vencor Operating, Inc., Its General
                       Partner

                    By: /s/ Richard A. Schweinhart
                        --------------------------
                    Name: Richard A. Schweinhart
                    Title: Chief Financial Officer

AGENTS AND LENDERS:

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Arranger, Collateral Agent and Administrative Agent and as a Lender


                         By: /s/ Houston A. Stebbins
                            ------------------------
                              Name: Houston A. Stebbins
                              Title: Vice President

                        ABLECO FINANCE LLC, as a Lender


                        By:_____________________________________
                           Name:
                           Title:

                         APPALOOSA INVESTMENT LIMITED
                         PARTNERSHIP I, as a Lender


                         By:  /s/ Ronald Goldstein
                              --------------------
                              Name: Ronald Goldstein
                              Title: Chief Financial Officer

                      BANKERS TRUST COMPANY, as a Lender


                      By:_____________________________________
                         Name:
                         Title:

                    CHASE SECURITIES INC, AS AGENT FOR THE
                    CHASE MANHATTAN BANK, as a Lender


                    By: /s/ Howard J. Golden
                        --------------------
                        Name: Howard J. Golden
                        Title: Authorized Signatory

                   GOLDMAN SACHS CREDIT PARTNERS L.P., as a
                   Lender


                   By: /s/ Mark Denatale
                       -----------------
                       Name: Mark Denatale
                       Title: Authorized Signatory

                             PARIBAS, as a Lender


                             By: /s/ Albert A. Young, Jr.
                                 ------------------------
                                 Name: Albert A. Young, Jr.
                                 Title: Director


                             By: /s/ Edward V. Canale
                                 --------------------
                                 Name: Edward V. Canale
                                 Title: Managing Director

                   VAN KAMPEN PRIME RATE INCOME TRUST, as a
                   Lender

                   By:  VAN KAMPEN INVESTMENT ADVISORY CORP.


                        By: /s/ Douglas J. Smith
                            --------------------
                            Name: Douglas J. Smith
                            Title: Vice President

                   FRANKLIN MUTUAL ADVISERS LLC, as a Lender



                   By: /s/ Jeffrey A. Altman
                       ---------------------
                       Name: Jeffrey A. Altman
                       Title: Senior Vice President

                   FRANKLIN FLOATING RATE TRUST, as a Lender



                   By: /s/ Chauncey Lufkin
                       -------------------
                       Name: Chauncey Lufkin
                       Title: Vice President